UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Mathematically-driven investment strategy that seeks to
generate excess risk-adjusted returns.

Semi-Annual Report

June 30, 2013

Nuveen Core Equity
Alpha Fund

JCE

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Table of Contents

Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Information	7
Risk Considerations	9
Performance Overview and Holding Summaries	10
Shareholder Meeting Report	11
Portfolio of Investments	12
Statement of Assets & Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Annual Investment Management Agreement Approval Process	37
Reinvest Automatically, Easily and Conveniently	45
Glossary of Terms Used in this Report	46
Additional Fund Information	47

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office has come to an end as of June 30, 2013. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds' risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Nuveen Fund Board has enthusiastically encouraged these initiatives.

The Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
August 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Fund is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. The portfolio management team is lead by Dr. Adrian Banner, CEO/CIO, Joseph Runnels, CFA, Vassilios Papathanakos, PhD, and Phillip Whitman, PhD.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments. Keith Hembre, CFA, David Friar and James Colon, CFA, oversee this program.

Here the INTECH team members, along with the NAM team, discuss their management strategies and the performance of the Fund for the six-month period ended June 30, 2013

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2013?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from among the stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH, and also employs risk reduction techniques. Typically, the Fund's equity portfolio will hold 150 - 450 stocks included in the S&P 500® Index.

The Fund also employs an option strategy that seeks to enhance the Fund's risk-adjusted performance over time by means of attempting to reduce volatility of the Fund's returns relative to the returns of the S&P 500® Index. The Fund expects to write (sell) call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio.

The goal of the Fund's equity portfolio is to produce long-term returns in excess of the S&P 500® Index with an equal or lesser amount of risk. The continued market uncertainty during this period reconfirmed the importance of disciplined risk management like INTECH's investment process. The firm's core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500® Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. We believe this helps minimize tracking error in relation to the S&P 500® Index during periods of short-term market instability.

INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500® Index. INTECH's investment process focuses solely on relative volatility and correlation. Specifically, the process searches for stocks with high relative volatility and low correlation, attempting to combine stocks in a manner that outperforms the benchmark. The actual positioning of the portfolio from a sector and stock specific standpoint is a residual of the process, and the rationale for over and underweight positions is a function of the stocks' relative volatility and correlation characteristics in aggregate.

Because INTECH's process does not forecast the direction of stock prices, we anticipate equity holdings that are overweight or underweight relative to the index may potentially beat the benchmark in approximately equal proportions over time.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

While INTECH does not employ fundamental analysis in the management of the equity portfolio, fundamentals can have a significant impact on the general direction of the market. As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined and precise manner in an effort to maintain a more efficient portfolio than the S&P 500® Index, without increasing relative risk. While other factors may influence performance over the short-term, we believe that the consistent application of our process may potentially help long-term performance.

However, the Fund's writing of call options on a basket of stocks and stock indexes, while investing in a portfolio of equities, limited the Fund's upside potential as covered call strategies perform worse than strategies that do not sell calls when equity prices are rising, as they did during the period.

The Fund also purchased equity index futures contracts, to gain equity market exposure where the portfolio holds cash. During the reporting period, this had a small positive effect on performance.

How did the Fund perform during this six-month reporting period ended June 30, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2013. For the six-month period ended June 30, 2013, the Fund's shares and net asset value (NAV) outperformed its comparative benchmark and lagged the S&P 500® Index.

Since INTECH uses a purely portfolio-theoretic methodology, we do not specifically select stocks or overweight sectors in response to market conditions or expectations. Instead, we modify the Fund's equity holdings in an attempt to construct a portfolio that is slightly more efficient than the S&P 500® Index, by using an optimization program that analyzes a stock's relative volatility and its return correlation with other equities. Since the sector structure of the market is not taken into account in our methodology, the actual positioning of the portfolio from a sector perspective is a residual of the investment process and the rationale for overweighted and underweighted positions is a function of stocks' relative volatility and correlation characteristics in aggregate.

INTECH's relative performance is typically impacted by the market's relative volatility structure and size (market diversity). Through the first half of 2012, U.S. equity markets have exhibited relatively stable stock volatility, which is conducive to INTECH's investment process.

Market diversity (size) is a measure of how capital is distributed among stocks in a market or an index. The relationship between the market-cap size of stocks (small vs. large) affects the relative performance of many managers. Changes in diversity can act as a short-term headwind or tailwind to INTECH's volatility capture process, but is expected to have a neutral impact on relative performance over the long term. An upward trend in diversity occurred over the last six month period. Rising diversity tends to be a tailwind for INTECH.

Over the short-term, fundamental factors can impact relative performance. Accordingly, stock selection (which is a residual to INTECH's investment process) within the materials, health care, and energy sectors contributed to the Fund's relative performance for the six-month reporting period. In addition, an overweight to the consumer discretionary and an underweight to information technology sectors contributed to the Fund's relative performance for the period. Conversely, stock selection within the financials and information technology sectors as well as an underweight to health care and an overweight to materials sectors detracted from the Fund's relative performance for the reporting period.

Historically, all market environments have had sufficient relative volatility for INTECH's relative volatility capture investment strategy to work, INTECH's outlook and strategy is that ample relative volatility will also be available to capture in the future. Therefore, the firm expects to achieve its target relative return and target tracking error over time. INTECH continues to make marginal improvements to its investment process, seeking an efficient portfolio that offers better long-term results than its comparative benchmark regardless of the market's direction.

Nuveen Investments

Share Information

Distribution Information

The following information regarding the Fund's distributions is current as of June 30, 2013, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Fund's quarterly distributions to shareholders were as shown in the accompanying table.

JCE	Per Share Amounts
March	$0.2700
June	0.2700
Current Distribution Rate*	7.19%

*  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

Nuveen Investments

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's common distributions and total return performance for the six months ended June 30, 2013. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of June 30, 2013	JCE
Inception date	3/27/07
Six months ended June 30, 2013:
Per share distribution:
From net investment income	$0.06
From realized capital gains	0.48
Return of capital	0.00
Total per share distribution	$0.54
Annualized distribution rate on NAV	6.67%
Average annual total returns:
6-Month (Cumulative) on NAV	13.47%
1-Year on NAV	20.80%
5-Year on NAV	8.39%
Since inception on NAV	5.89%

Share Repurchases

As of June 30, 2013, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

	Shares Repurchased and Retired	% of Shares Authorized for Repurchase
JCE	449,800	28.1%

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

Other Share Information

As of June 30, 2013, and during the six-month reporting period, the Fund's share price was trading at a premium/(discount) to its share NAV as shown in the accompanying table.

JCE
Share NAV	$16.20
Share Price	$15.02
Premium/(Discount) to NAV	(7.28)%
6-Month Average Premium/(Discount) to NAV	(6.04)%

Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Investment Process Risk. INTECH uses a proprietary mathematical process that strives to identify common stocks with high volatility relative to the index and low correlation to one another. The use of this process may not produce the expected results.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Nuveen Core Equity Alpha Fund (JCE)

Performance Overview and Holding Summaries as of June 30, 2013

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JCE at NAV	13.47%	20.80%	8.39%	5.89%
JCE at Share Price	16.57%	21.87%	10.33%	4.73%
Comparative Benchmark	9.28%	12.74%	5.37%	3.54%
S&P 500® Index	13.82%	20.60%	7.01%	4.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation2,3

(as a % of total investments)

Common Stocks	96.7%
Short-Term Investments	3.3%
Portfolio Composition[2,3] (as a % of total investments)
Specialty Retail	9.3%
Media	8.9%
Insurance	5.3%
Oil, Gas & Consumable Fuels	4.8%
Chemicals	3.9%
IT Services	3.4%
Capital Markets	3.1%
Diversified Financial Services	2.9%
Food Products	2.9%
Real Estate Investment Trust	2.9%
Biotechnology	2.5%
Pharmaceuticals	2.4%
Wireless Telecommunication Services	2.3%
Multi-Utilities	2.3%
Health Care Providers & Services	2.3%
Machinery	2.3%
Trading Companies & Distributors	2.2%
Computers & Peripherals	2.0%
Internet Software & Services	1.9%
Beverages	1.9%
Tobacco	1.8%
Electric Utilities	1.7%
Health Care Equipment & Supplies	1.5%
Commercial Banks	1.5%
Professional Services	1.4%
Short-Term Investments	3.3%
Other	19.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 3/27/07.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

JCE

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 3, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

JCE
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	14,708,430
Withhold	423,748
Total	15,132,178
Judith M. Stockdale
For	14,712,753
Withhold	419,425
Total	15,132,178
Carole E. Stone
For	14,697,780
Withhold	434,398
Total	15,132,178
Virginia L. Stringer
For	14,708,623
Withhold	423,555
Total	15,132,178

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund

Portfolio of Investments

  June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 98.3%
	Aerospace & Defense – 0.3%
1,700	Honeywell International Inc.	$134,878
500	Lockheed Martin Corporation	54,230
700	Northrop Grumman Corporation	57,960
300	Precision Castparts Corporation	67,803
400	Raytheon Company	26,448
3,800	Rockwell Collins, Inc.	240,958
7,900	Textron Inc.	205,795
900	United Technologies Corporation	83,646
	Total Aerospace & Defense	871,718
	Air Freight & Logistics – 0.3%
3,800	Expeditors International of Washington, Inc.	144,438
4,900	FedEx Corporation	483,042
500	United Parcel Service, Inc., Class B	43,240
	Total Air Freight & Logistics	670,720
	Airlines – 0.1%
19,900	Southwest Airlines Co.	256,511
	Auto Components – 0.6%
25,000	Delphi Automotive PLC	1,267,250
5,400	Johnson Controls, Inc.	193,266
	Total Auto Components	1,460,516
	Automobiles – 0.4%
49,500	Ford Motor Company	765,765
11,300	General Motors Company, (2)	376,403
	Total Automobiles	1,142,168
	Beverages – 1.9%
12,000	Beam Inc.	757,320
6,900	Brown-Forman Corporation	466,095
2,100	Coca Cola Enterprises Inc.	73,836
11,000	Coca-Cola Company	441,210
45,900	Constellation Brands, Inc., Class A, (2)	2,392,308
6,300	Dr. Pepper Snapple Group	289,359
3,500	Monster Beverage Corporation, (2)	212,695
3,200	PepsiCo, Inc.	261,728
	Total Beverages	4,894,551
	Biotechnology – 2.5%
3,900	Alexion Pharmaceuticals Inc., (2)	359,736
28,600	Amgen Inc.	2,821,676
7,900	Biogen Idec Inc., (2)	1,700,080
5,700	Celgene Corporation, (2)	666,387
16,800	Gilead Sciences, Inc., (2)	860,328
800	Regeneron Pharmaceuticals, Inc., (2)	179,904
	Total Biotechnology	6,588,111

Nuveen Investments

Shares	Description (1)	Value
	Capital Markets – 3.2%
12,900	Ameriprise Financial, Inc.	$1,043,352
9,000	Bank of New York Company, Inc.	252,450
8,700	BlackRock Inc.	2,234,595
39,300	Charles Schwab Corporation	834,339
5,700	E*Trade Group Inc., (2)	72,162
1,800	Franklin Resources, Inc.	244,836
6,800	Goldman Sachs Group, Inc.	1,028,500
31,000	Morgan Stanley	757,330
26,900	State Street Corporation	1,754,149
	Total Capital Markets	8,221,713
	Chemicals – 3.9%
1,400	Airgas, Inc.	133,644
13,500	Eastman Chemical Company	945,135
16,000	FMC Corporation	976,960
3,800	International Flavors & Fragrances Inc.	285,608
14,000	LyondellBasell Industries NV	927,640
14,500	PPG Industries, Inc.	2,122,945
2,200	Praxair, Inc.	253,352
25,600	Sherwin-Williams Company	4,520,960
	Total Chemicals	10,166,244
	Commercial Banks – 1.5%
40,300	BB&T Corporation	1,365,364
13,200	M&T Bank Corporation	1,475,100
11,500	U.S. Bancorp	415,725
16,450	Wells Fargo & Company	678,892
	Total Commercial Banks	3,935,081
	Commercial Services & Supplies – 1.2%
23,900	ADT Corporation, (2)	952,415
18,400	Avery Dennison Corporation	786,784
19,600	Cintas Corporation	892,584
7,800	Iron Mountain Inc.	207,558
3,500	Republic Services, Inc.	118,790
3,100	Tyco International Ltd.	102,145
2,100	Waste Management, Inc.	84,693
	Total Commercial Services & Supplies	3,144,969
	Communications Equipment – 0.6%
4,400	Cisco Systems, Inc.	106,964
1,000	F5 Networks, Inc., (2)	68,800
12,800	Harris Corporation	630,400
6,800	JDS Uniphase Corporation, (2)	97,784
24,000	Juniper Networks Inc., (2)	463,440
5,500	Motorola Solutions Inc.	317,515
	Total Communications Equipment	1,684,903
	Computers & Peripherals – 2.0%
10,000	Apple, Inc.	3,960,800
71,500	Dell Inc.	954,525
6,500	Western Digital Corporation	403,585
	Total Computers & Peripherals	5,318,910
	Construction & Engineering – 0.2%
1,000	Fluor Corporation	59,310
8,100	Jacobs Engineering Group, Inc., (2)	446,553
3,100	Quanta Services Incorporated, (2)	82,026
	Total Construction & Engineering	587,889

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Consumer Finance – 0.7%
37,800	Discover Financial Services	$1,800,792
	Containers & Packaging – 0.4%
9,000	Bemis Company, Inc.	352,260
3,900	MeadWestvaco Corporation	133,029
7,300	Owens-Illinois, Inc., (2)	202,867
11,300	Sealed Air Corporation	270,635
	Total Containers & Packaging	958,791
	Distributors – 0.1%
1,700	Genuine Parts Company	132,719
	Diversified Consumer Services – 0.4%
40,500	H & R Block Inc.	1,123,875
	Diversified Financial Services – 3.0%
32,600	Bank of America Corporation	419,236
21,500	Citigroup Inc.	1,031,355
24,105	JP Morgan Chase & Co.	1,272,503
23,900	Leucadia National Corporation	626,658
29,900	McGraw-Hill Companies, Inc.	1,590,381
26,100	Moody's Corporation	1,590,273
12,500	NASDAQ Stock Market, Inc.	409,875
20,400	New York Stock Exchange Euronext	844,560
	Total Diversified Financial Services	7,784,841
	Diversified Telecommunication Services – 1.0%
53,000	AT&T Inc.	1,876,200
15,570	CenturyLink Inc.	550,400
4,900	Verizon Communications Inc.	246,666
	Total Diversified Telecommunication Services	2,673,266
	Electric Utilities – 1.7%
2,400	American Electric Power Company, Inc.	107,472
39,256	Duke Energy Corporation	2,649,780
10,800	NextEra Energy Inc.	879,984
12,400	Pinnacle West Capital Corporation	687,828
1,900	PPL Corporation	57,494
	Total Electric Utilities	4,382,558
	Electrical Equipment – 1.0%
15,744	Eaton PLC	1,036,113
5,200	Emerson Electric Company	283,608
7,900	Rockwell Automation, Inc.	656,806
5,200	Roper Industries Inc.	645,944
	Total Electrical Equipment	2,622,471
	Electronic Equipment & Instruments – 0.6%
3,500	Amphenol Corporation, Class A	272,790
34,200	FLIR Systems Inc.	922,374
8,100	TE Connectivity Limited	368,874
	Total Electronic Equipment & Instruments	1,564,038
	Energy Equipment & Services – 0.7%
300	Cooper Cameron Corporation, (2)	18,348
7,800	Ensco PLC	453,336
6,200	Halliburton Company	258,664
9,800	Helmerich & Payne Inc.	612,010
5,242	Schlumberger Limited	375,642
	Total Energy Equipment & Services	1,718,000

Nuveen Investments

Shares	Description (1)	Value
	Food & Staples Retailing – 1.4%
800	Costco Wholesale Corporation	$88,456
24,800	Kroger Co.	856,592
4,900	Safeway Inc.	115,934
7,500	Walgreen Co.	331,500
29,700	Wal-Mart Stores, Inc.	2,212,353
	Total Food & Staples Retailing	3,604,835
	Food Products – 3.0%
3,800	Archer-Daniels-Midland Company	128,858
8,800	Campbell Soup Company	394,152
44,600	ConAgra Foods, Inc.	1,557,878
5,300	General Mills, Inc.	257,209
14,200	Hershey Foods Corporation	1,267,776
31,400	Hormel Foods Corporation	1,211,412
6,500	JM Smucker Company	670,475
4,400	Kellogg Company	282,612
16,100	McCormick & Company, Incorporated	1,132,796
800	Mead Johnson Nutrition Company, Class A Shares	63,384
31,800	Tyson Foods, Inc., Class A	816,624
	Total Food Products	7,783,176
	Gas Utilities – 0.3%
21,600	ONEOK, Inc.	892,296
	Health Care Equipment & Supplies – 1.5%
7,900	Abbott Laboratories	275,552
11,300	Baxter International, Inc.	782,751
4,600	Becton, Dickinson and Company	454,618
72,400	Boston Scientific Corporation, (2)	671,148
7,600	CareFusion Corporation, (2)	280,060
1,300	Edwards Lifesciences Corporation, (2)	87,360
1,300	Intuitive Surgical, Inc., (2)	658,554
6,000	Saint Jude Medical Inc.	273,780
3,100	Stryker Corporation	200,508
3,000	Varian Medical Systems, Inc., (2)	202,350
800	Zimmer Holdings, Inc.	59,952
	Total Health Care Equipment & Supplies	3,946,633
	Health Care Providers & Services – 2.3%
12,859	Aetna Inc.	817,061
15,800	AmerisourceBergen Corporation	882,114
4,500	Cardinal Health, Inc.	212,400
20,900	CIGNA Corporation	1,515,041
13,400	Davita Inc., (2)	1,618,720
2,900	Humana Inc.	244,702
900	Laboratory Corporation of America Holdings, (2)	90,090
3,700	McKesson HBOC Inc.	423,650
1,900	Tenet Healthcare Corporation, (2)	87,590
1,400	UnitedHealth Group Incorporated	91,672
	Total Health Care Providers & Services	5,983,040
	Hotels, Restaurants & Leisure – 1.0%
1,600	Carnival Corporation, ADR	54,864
200	Chipotle Mexican Grill, (2)	72,870
5,400	International Game Technology	90,234
1,300	Marriott International, Inc., Class A	52,481
5,300	McDonald's Corporation	524,700
21,200	Wyndham Worldwide Corporation	1,213,276
9,400	YUM! Brands, Inc.	651,796
	Total Hotels, Restaurants & Leisure	2,660,221

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Household Durables – 1.3%
22,200	Leggett and Platt Inc.	$690,198
45,700	Newell Rubbermaid Inc.	1,199,625
13,900	Whirlpool Corporation	1,589,604
	Total Household Durables	3,479,427
	Household Products – 0.7%
1,200	Clorox Company	99,768
13,400	Colgate-Palmolive Company	767,686
7,100	Kimberly-Clark Corporation	689,694
4,100	Procter & Gamble Company	315,659
	Total Household Products	1,872,807
	Independent Power Producers & Energy Traders – 0.6%
57,600	NRG Energy Inc.	1,537,920
	Industrial Conglomerates – 0.2%
900	3M Co.	98,415
1,500	Danaher Corporation	94,950
12,200	General Electric Company	282,918
	Total Industrial Conglomerates	476,283
	Insurance – 5.3%
32,700	AFLAC Incorporated	1,900,524
91,900	Allstate Corporation	4,422,228
17,300	AON PLC	1,113,255
3,900	Assurant Inc.	198,549
45,300	Cincinnati Financial Corporation	2,079,270
7,600	Genworth Financial Inc., Class A, (2)	86,716
27,800	Hartford Financial Services Group, Inc.	859,576
900	Marsh & McLennan Companies, Inc.	35,928
8,200	Progressive Corporation	208,444
2,950	Torchmark Corporation	192,163
8,100	Travelers Companies, Inc.	647,352
24,100	Unum Group	707,817
46,900	XL Capital Ltd, Class A	1,422,008
	Total Insurance	13,873,830
	Internet & Catalog Retail – 0.7%
24,300	Expedia, Inc.	1,461,645
1,300	NetFlix.com Inc., (2)	274,417
	Total Internet & Catalog Retail	1,736,062
	Internet Software & Services – 1.9%
20,300	eBay Inc., (2)	1,049,916
3,400	Google Inc., Class A, (2)	2,993,258
1,700	VeriSign, Inc., (2)	75,922
35,100	Yahoo! Inc., (2)	881,361
	Total Internet Software & Services	5,000,457
	IT Services – 3.5%
10,500	Accenture Limited	755,580
15,500	Cognizant Technology Solutions Corporation, Class A, (2)	970,455
39,200	Computer Sciences Corporation	1,715,784
31,300	Fidelity National Information Services	1,340,892
12,100	International Business Machines Corporation (IBM)	2,312,431
400	MasterCard, Inc.	229,800
700	Paychex, Inc.	25,564
9,600	Visa Inc.	1,754,400
	Total IT Services	9,104,906

Nuveen Investments

Shares	Description (1)	Value
	Life Sciences Tools & Services – 1.2%
1,400	Agilent Technologies, Inc.	$59,864
3,100	Life Technologies Corporation, (2)	229,431
46,300	Perkinelmer Inc.	1,504,750
15,600	Thermo Fisher Scientific, Inc.	1,320,228
1,100	Waters Corporation, (2)	110,055
	Total Life Sciences Tools & Services	3,224,328
	Machinery – 2.3%
1,200	Cummins Inc.	130,152
1,900	Deere & Company	154,375
18,900	Dover Corporation	1,467,774
24,300	Flowserve Corporation	1,312,443
3,700	Illinois Tool Works, Inc.	255,929
4,200	Ingersoll Rand Company Limited, Class A	233,184
8,900	Pall Corporation	591,227
500	Parker Hannifin Corporation	47,700
1,200	Pentair Limited	69,228
19,200	Snap-on Incorporated	1,716,096
	Total Machinery	5,978,108
	Media – 9.1%
46,200	Cablevision Systems Corporation	777,084
11,100	CBS Corporation, Class B	542,457
170,200	Comcast Corporation, Class A	7,127,976
8,700	DirecTV, (2)	536,094
13,600	Discovery Communications inc., Class A Shares, (2)	1,050,056
24,400	Gannett Company Inc.	596,824
3,700	Interpublic Group Companies, Inc.	53,835
75,300	News Corporation, Class A	2,454,780
2,100	Omnicom Group, Inc.	132,027
15,500	Scripps Networks Interactive, Class A Shares	1,034,780
15,800	Time Warner Cable, Class A	1,777,184
64,400	Time Warner Inc.	3,723,608
1,500	Viacom Inc., Class B	102,075
57,100	Walt Disney Company	3,605,865
	Total Media	23,514,645
	Metals & Mining – 0.1%
4,200	Cliffs Natural Resources Inc.	68,250
4,000	Nucor Corporation	173,280
	Total Metals & Mining	241,530
	Multiline Retail – 0.3%
28,900	J.C. Penney Company, Inc., (2)	493,612
4,200	Macy's, Inc.	201,600
	Total Multiline Retail	695,212
	Multi-Utilities – 2.4%
15,900	CMS Energy Corporation	432,003
1,300	Consolidated Edison, Inc.	75,803
15,800	Dominion Resources, Inc.	897,756
6,300	DTE Energy Company	422,163
29,900	NiSource Inc.	856,336
2,300	Public Service Enterprise Group Incorporated	75,118
2,000	Scana Corporation	98,200
27,600	Sempra Energy	2,256,576
3,500	TECO Energy, Inc.	60,165
22,800	Wisconsin Energy Corporation	934,572
	Total Multi-Utilities	6,108,692

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 4.9%
14,800	Cabot Oil & Gas Corporation	$1,051,096
3,500	Chevron Corporation	414,190
1,700	ConocoPhillips	102,850
2,800	CONSOL Energy Inc.	75,880
2,200	EOG Resources, Inc.	289,696
1,600	EQT Corporation	126,992
13,500	Exxon Mobil Corporation	1,219,725
3,200	Hess Corporation	212,768
11,500	Marathon Oil Corporation	397,670
32,150	Marathon Petroleum Corporation	2,284,579
7,400	Murphy Oil Corporation	450,586
5,800	Noble Energy, Inc.	348,232
700	Occidental Petroleum Corporation	62,461
21,400	Peabody Energy Corporation	313,296
5,050	Phillips 66	297,496
4,000	Pioneer Natural Resources Company	579,000
15,500	Spectra Energy Corporation	534,130
21,500	Tesoro Corporation	1,124,880
47,300	Valero Energy Corporation	1,644,621
36,900	Williams Companies, Inc.	1,198,143
	Total Oil, Gas & Consumable Fuels	12,728,291
	Paper & Forest Products – 0.2%
9,900	International Paper Company	438,669
	Personal Products – 0.1%
2,200	Estee Lauder Companies Inc., Class A	144,694
	Pharmaceuticals – 2.4%
4,300	AbbVie Inc.	177,762
16,500	Actavis Inc., (2)	2,082,630
800	Allergan, Inc.	67,392
21,700	Bristol-Myers Squibb Company	969,773
17,000	Eli Lilly and Company	835,040
900	Johnson & Johnson	77,274
18,932	Merck & Company Inc.	879,391
34,100	Mylan Laboratories Inc., (2)	1,058,123
2,400	Pfizer Inc.	67,224
	Total Pharmaceuticals	6,214,609
	Professional Services – 1.5%
9,900	Dun and Bradstreet Inc.	964,755
32,200	Equifax Inc.	1,897,546
27,400	Robert Half International Inc.	910,502
	Total Professional Services	3,772,803
	Real Estate Investment Trust (REIT) – 3.0%
6,000	American Tower REIT Inc.	439,020
6,300	Apartment Investment & Management Company, Class A	189,252
10,200	Health Care Property Investors Inc.	463,488
1,600	Health Care REIT, Inc.	107,248
3,000	Macerich Company	182,910
6,800	Public Storage, Inc.	1,042,644
8,800	Simon Property Group, Inc.	1,389,696
8,200	Ventas Inc.	569,572
1,000	Vornado Realty Trust	82,850
113,900	Weyerhaeuser Company	3,245,011
	Total Real Estate Investment Trust	7,711,691

Nuveen Investments

Shares	Description (1)	Value
	Real Estate Management & Development – 0.1%
5,900	CBRE Group Inc., (2)	$137,824
	Road & Rail – 0.3%
2,400	Kansas City Southern Industries	254,304
6,700	Ryder System, Inc.	407,293
1,300	Union Pacific Corporation	200,564
	Total Road & Rail	862,161
	Semiconductors & Equipment – 0.7%
2,200	Altera Corporation	72,578
1,100	Analog Devices, Inc.	49,566
16,400	Applied Materials, Inc.	244,524
17,600	First Solar Inc., (2)	787,248
3,200	Lam Research Corporation, (2)	141,888
5,800	Linear Technology Corporation	213,672
3,700	Microchip Technology Incorporated	137,825
4,800	Texas Instruments Incorporated	167,376
1,700	Xilinx, Inc.	67,337
	Total Semiconductors & Equipment	1,882,014
	Software – 1.3%
13,400	Adobe Systems Incorporated, (2)	610,504
35,600	CA Inc.	1,019,228
15,900	Electronic Arts Inc., (2)	365,223
4,900	Intuit, Inc.	299,047
9,700	Oracle Corporation	297,984
37,300	Symantec Corporation	838,131
	Total Software	3,430,117
	Specialty Retail – 9.5%
500	AutoZone, Inc., (2)	211,845
3,500	Best Buy Co., Inc.	95,655
15,500	CarMax, Inc., (2)	715,480
4,800	GameStop Corporation	201,744
61,800	Gap, Inc.	2,578,914
118,700	Home Depot, Inc.	9,195,689
33,000	Lowe's Companies, Inc.	1,349,700
3,400	O'Reilly Automotive Inc., (2)	382,908
3,100	PetSmart Inc.	207,669
28,500	Ross Stores, Inc.	1,847,085
149,600	TJX Companies, Inc.	7,488,976
6,900	Urban Outfitters, Inc., (2)	277,518
	Total Specialty Retail	24,553,183
	Textiles, Apparel & Luxury Goods – 0.3%
4,300	Nike, Inc., Class B	273,824
1,200	PVH Corporation	150,060
1,700	VF Corporation	328,202
	Total Textiles, Apparel & Luxury Goods	752,086
	Thrifts & Mortgage Finance – 0.2%
55,300	Hudson City Bancorp, Inc.	506,548
	Tobacco – 1.9%
50,600	Altria Group, Inc.	1,770,494
3,900	Lorillard Inc.	170,352
26,600	Philip Morris International	2,304,092
13,100	Reynolds American Inc.	633,647
	Total Tobacco	4,878,585

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Trading Companies & Distributors – 2.1%
52,100	Fastenal Company	$2,388,785
13,300	W.W. Grainger, Inc.	3,353,994
	Total Trading Companies & Distributors	5,742,779
	Wireless Telecommunication Services – 2.4%
50,100	Crown Castle International Corporation, (2)	3,626,739
360,400	Sprint Nextel Corporation, (2)	2,530,006
	Total Wireless Telecommunication Services	6,156,745
	Total Common Stocks (cost $201,446,685)	255,332,562

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Short-Term Investments – 3.4%
	Repurchase Agreements – 2.4%
$6,164	Repurchase Agreement with State Street Bank, dated 6/28/13, repurchase price $6,163,728, collateralized by $6,390,000 U.S. Treasury Notes, 0.625%, due 5/31/17, value $6,288,220	0.010%	7/01/13	N/A	$6,163,723
	U.S. Government and Agency Obligations – 1.0%
2,500	U.S. Treasury Bills, (4)	0.000%	8/15/13	Aaa	2,499,930
$8,664	Total Short-Term Investments (cost $8,663,307)				8,663,653
	Total Investments (cost $210,109,992) – 101.7%				263,996,215
	Other Assets Less Liabilities – (1.7)% (5)				(4,460,453)
	Net Assets – 100%				$259,535,762

Investments in Derivatives as of June 30, 2013

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount		Expiration Date	Strike Price	Value (5)
(229,564)	Custom Basket 3 NASDAQ*	$(22,956,441	) (6)	7/15/13	$104.00	$(18,136)
(240)	S&P Midcap 400® Index	(29,560,560	) (7)	7/01/13	1,231.69	—
(260)	S&P Midcap 400® Index	(30,993,040	) (7)	7/29/13	1,192.04	(214,442)
(230,064)	Total Call Options Written (premiums received $259,162)	$(83,510,041)				$(232,578)

Nuveen Investments

*  The following table represents the individual common stock holdings comprising the Custom Basket 3 NASDAQ Call Options Written as of June 30, 2013.

Shares	Description	Value
5,000	Consumer Discretionary Select	$(219)
20,000	Financial Select Sector SPDR	(307)
45,000	iShares Core S&P Mid-Cap ETF	(4,113)
26,000	iShares Russell 2000 ETF	(1,988)
15,000	SPDR S&P 500 ETF Trust	(1,917)
19,200	AT&T Inc.	(540)
1,600	Apple Inc.	(546)
6,700	Berkshire Hathaway Inc, Class B	(598)
7,000	Catamaran Corporation	(298)
4,700	Chevron Corporation	(446)
11,900	Exxon Mobil Corporation	(844)
700	Google Inc, Class A	(482)
7,000	Green Mountain Coffee	(424)
30,000	Hewlett-Packard Company	(590)
4,400	International Business Machines Corporation (IBM)	(699)
9,400	JPMorgan Chase & Company	(395)
4,000	LinkedIn Corporation, Class A	(528)
24,300	Pfizer, Inc.	(546)
6,000	Philip Morris International	(435)
20,000	Pultegroup Inc.	(316)
6,000	Tesla Motors Inc.	(463)
9,000	Tesoro Corporation	(407)
8,900	Wal-Mart Stores Inc.	(526)
16,000	Wells Fargo & Company	(509)
		$(18,136)

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500® Index	Long	60	9/13	$4,797,900	$(138,180)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Other Assets Less Liabilities includes the Value of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by $100.

  (7)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  ADR  American Depositary Receipt.

  N/A  Not applicable.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2013 (Unaudited)

Assets
Investments, at value (cost $210,109,992)	$263,996,215
Receivable for dividends	252,579
Other assets	18,682
Total assets	264,267,476
Liabilities
Call options written, at value (premiums received $259,162)	232,578
Payables:
Dividends payable	4,165,572
Variation margin on futures contracts	21,900
Accrued expenses:
Management fees	197,605
Trustee fees	15,603
Other	98,456
Total liabilities	4,731,714
Net assets	$259,535,762
Shares outstanding	16,021,686
Net asset value per share outstanding	$16.20
Net assets consist of:
Shares, $.01 par value per share	$160,217
Paid-in surplus	206,564,365
Undistributed (Over-distribution of) net investment income	(7,673,111)
Accumulated net realized gain (loss)	6,709,664
Net unrealized appreciation (depreciation)	53,774,627
Net assets	$259,535,762
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $1,890)	$2,314,052
Interest	1,769
Total investment income	2,315,821
Expenses
Management fees	1,163,814
Shareholder servicing agent fees and expenses	135
Custodian fees and expenses	44,385
Trustees fees and expenses	3,001
Professional fees	17,602
Shareholder reporting expenses	36,434
Stock exchange listing fees	4,258
Investor relations expenses	29,305
Other expenses	25,044
Total expenses	1,323,978
Net investment income (loss)	991,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	16,499,970
Call options written	(1,834,054)
Futures contracts	686,430
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,562,637
Call options written	(42,452)
Futures contracts	(115,200)
Net realized and unrealized gain (loss)	30,757,331
Net increase (decrease) in net assets from operations	$31,749,174

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 6/30/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$991,843	$2,677,990
Net realized gain (loss) from:
Investments and foreign currency	16,499,970	21,875,589
Call options written	(1,834,054)	(667,563)
Futures contracts	686,430	1,454,458
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,562,637	6,151,725
Call options written	(42,452)	(42,361)
Futures contracts	(115,200)	(169,168)
Net increase (decrease) in net assets from operations	31,749,174	31,280,670
Distributions to Shareholders
From and in excess of net investment income	(8,651,710)	—
From net investment income	—	(17,303,421)
Decrease in net assets from distributions to shareholders	(8,651,710)	(17,303,421)
Net increase (decrease) in net assets	23,097,464	13,977,249
Net assets at the beginning of period	236,438,298	222,461,049
Net assets at the end of period	$259,535,762	$236,438,298
Undistributed (Over-distribution of) net investment income at the end of period	$(7,673,111)	$(13,244)

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

	Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired
Year Ended 12/31:
2013(d)	$14.76	$.06	$1.92	$1.98	$(.54 )**	$—	$—	$(.54)	$—
2012	13.88	.17	1.79	1.96	(1.08)	—	—	(1.08)	—
2011	14.05	.10	.81	0.91	(1.08)	—	—	(1.08)	—	*
2010	13.18	.10	1.87	1.97	(.92)	—	(.18)	(1.10)	—	*
2009	11.74	.14	2.38	2.52	(.15)	—	(.95)	(1.10)	.02
2008	18.72	.16	(5.65)	(5.49)	(.16)	—	(1.34)	(1.50)	.01

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets
	Offering Costs		Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)
Year Ended 12/31:
2013(d)	$—		$16.20	$15.02	16.57%	13.47%	$259,536	1.04	%***	.78	%***	32%
2012	—		14.76	13.35	15.81	14.28	236,438	1.05		1.14		77
2011	—		13.88	12.47	3.11	6.70	222,461	1.05		.69		67
2010	—		14.05	13.12	17.25	15.82	225,187	1.11		.73		131
2009	—	*	13.18	12.21	41.27	23.16	211,367	1.15		1.20		112
2008	—	*	11.74	9.61	(34.06)	(30.84)	191,180	1.11		1.04		51

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5—Investment Transactions) divided by the average long-term market value during the period.

(d)  For the six months ended June 30, 2013.

*  Rounds to less than $.01 per share.

**  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2013.

***  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Core Equity Alpha Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JCE." The Fund was organized as a Massachusetts business trust on January 9, 2007.

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with INTECH Investment Management LLC ("INTECH"), an independently managed indirect subsidiary of Janus Capital Group Inc., and Nuveen Asset Management, LLC, ("NAM"), a subsidiary of the Adviser, (collectively, the "Sub-Advisers"). INTECH manages the Fund's investment portfolio, while NAM manages the Fund's investments in option contracts.

The Fund's investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund's equity portfolio will hold 150-450 stocks included in the S&P 500® Index. The Fund will also employ an option strategy that seeks to enhance the Fund's risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund's returns relative to the returns of the S&P 500® Index (the "Option Strategy"). The Fund expects to write (sell) call options primarily on custom baskets of stocks that seek to track the return of the S&P 500® Index within parameters determined by NAM. A custom basket call option is an option whose value is linked to the market value of a portfolio of underlying stocks. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the stocks underlying the custom basket versus the S&P 500® Index. The Fund may also write call options on stock indexes or exchange-traded funds (commonly referred to as "ETFs"), when NAM believes such techniques are likely to be more efficient or effective than writing custom basket call options. The Fund normally will hold a small number of written custom basket call option positions with expirations generally of 60 days or less. The Fund expects that most call options in the Option Strategy will be slightly "out-of-the-money" (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options) at the time they are written. By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Fund's portfolio of common stocks, which in turn helps enable the Fund to avoid tax straddles, which would potentially have negative tax implications and require the Fund to bear substantially greater accounting and administrative costs.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will

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reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2012, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2013, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over distribution of) net investment income" as of June 30, 2013, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2013 reflect an over-distribution of net investment income.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund has entered into transactions subject to enforceable netting agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of June 30, 2013, the Fund was not invested in any portfolio securities or derivatives, other than the option contracts further described in Footnote 3—Portfolio Securities and Investments in Derivatives, with gross exposures on the Statement of Assets and Liabilities that could be netted subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Index options, exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be

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publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$255,332,562	$—	$—	$255,332,562
Short-Term Investments:
Repurchase Agreements	—	6,163,723	—	6,163,723
U.S. Government and Agency Obligations	—	2,499,930	—	2,499,930
Derivatives:
Call Options Written	—	(232,578)	—	(232,578)
Futures Contracts**	(138,180)	—	—	(138,180)
Total	$255,194,382	$8,431,075	$—	$263,625,457

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

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The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

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FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2013, the Fund purchased equity index futures contracts to gain equity market exposure where the portfolio holds cash.

The average notional amount of futures contracts outstanding during the six months ended June 30, 2013, was $4,582,100. The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity price	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(138,180)

* Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund's Portfolio of Investments and not deposits with brokers, if any, or ther receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts for the six months ended June 30, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity price	Futures contracts	$686,430	$(115,200)

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, primarily on custom baskets of securities, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Asset and Liabilities and is

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subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statements of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2013, the Fund continued to write call options on a basket of stocks and on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding call options written contracts during the six months ended June 30, 2013, was $(99,330,756). The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all call options written contracts held by the Fund as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity price	Options	—	$—	Call options written, at value	$(232,578)

The following table presents call options written contacts, which are subject to netting agreements, as well as the collateral delivered related to those call options written contracts.

	Call Options Written at Value	Amounts Netted on Statement of Assets and Liabilities	Call Options Written at Value	Collateral Pledged to Counterparty	Net Exposure*
Citibank	$(18,136)	$—	$(18,136)	$10,000	$(8,136)

* Value of the options did not meet established thresholds with the counterparty, which would require the Fund to pledge additional collateral.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on call options written for the six months ended June 30, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity price	Options	$(1,834,054)	$(42,452)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange-traded financial instrument is involved because the counterparty for exchange-traded instruments is the exchange's clearinghouse.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the

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FINANCIAL STATEMENTS (Unaudited) (continued)

custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

The Fund did not have any transactions in shares during the six months ended June 30, 2013 and fiscal year ended December 31, 2012.

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended June 30, 2013, aggregated $80,818,264 and $89,363,457, respectively.

Transactions in call options written during the six months ended June 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	328,746	$340,109
Call options written	2,282,866	1,552,548
Call options terminated in closing purchase transactions	(829,718)	(885,417)
Call options expired	(1,551,830)	(748,078)
Outstanding, end of period	230,064	$259,162

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of June 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$210,228,473
Gross unrealized:
Appreciation	$54,999,355
Depreciation	(1,231,613)
Net unrealized appreciation (depreciation) of investments	$53,767,742

Permanent differences, primarily due to Real Estate Investment Trust (REIT) adjustments, foreign currency reclasses and tax basis earnings and profit adjustments, resulted in reclassifications among the Fund's components of net assets at December 31, 2012, the Fund's last tax year-end, as follows:

Paid-in surplus	$(14,592,543)
Undistributed (Over-distribution of) net investment income	14,622,853
Accumulated net realized gain (loss)	(30,310)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2012, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

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The tax character of distributions paid during the Fund's last tax year ended December 31, 2012 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income [1]	$17,303,421
Distributions from net long-term capital gains	—

1  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2012, the Fund's last tax year end, the Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2017	$7,862,176

During the Fund's last tax year ended December 31, 2012, the Fund utilized $22,232,516 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Fund's last tax year ended December 31, 2012, there were no post-enactment capital losses generated.

The Fund has elected to defer losses incurred from November 1, 2012 through December 31, 2012, the Fund's last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$659,694
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7500%
For the next $500 million	.7250
For the next $500 million	.7000
For the next $500 million	.6750
For managed assets over $2 billion	.6500

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2013, the complex-level fee rate for the Fund was .1679%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between (a) the Advisor and Nuveen Asset Management, LLC ("Nuveen Asset Management") and (b) the Advisor and INTECH Investment Management LLC ("INTECH") (Nuveen Asset Management and INTECH are each a "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisors which generally evaluated the Sub-Advisors' investment teams, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting,

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the investment teams of Nuveen Asset Management in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisors generally provide the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisors' investment teams and changes thereto, organization and history, assets under management, the investment teams' philosophies and strategies in managing the Fund, developments affecting the Sub-Advisors or Fund and Fund

Nuveen Investments

performance (or the portion of the Fund's portfolio allocated to the respective Sub-Advisor). The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisors throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. The Board also reviewed the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Fund), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds (including the Fund) as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

Nuveen Investments

In considering the performance data for the Fund, the Independent Board Members determined that the Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have at least one sub-advisor (including the Fund, which has one affiliated sub-advisor (Nuveen Asset Management) and one non-affiliated sub-advisor (INTECH)), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor(s). In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor(s). The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through Nuveen Asset Management, and the range of fees and average fee such affiliated Sub-Advisor assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Advisor may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of INTECH, the Independent Board Members also considered the pricing schedule or fees that such Sub-Advisor charges for other clients. The Independent Board Members noted that the Fund's sub-advisory fees to INTECH were the result of arm's-length negotiations. The Independent Board Members further noted that the fees paid to INTECH for its sub-advisory services were below its average fees earned for separate accounts.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments

With respect to Nuveen Asset Management, the Independent Board Members reviewed such Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Similarly, with respect to INTECH, the Independent Board Members also considered such Sub-Advisor's revenues, expenses and profitability margins for its advisory activities with the Fund. Based on their review, the Independent Board Members were satisfied that each Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are determined by the Sub-Advisors. Accordingly, the Independent Board Members considered that Nuveen Asset Management may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by Nuveen Asset Management may also benefit the Fund and shareholders to the extent the research enhances the ability of such Sub-Advisor to manage the Fund. The Independent Board Members noted that such Sub-Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to INTECH, the Independent Board Members noted that such Sub-Advisor does not participate in soft dollar arrangements.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Comparative Benchmark: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/Write Index (BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JCE	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-I-0613D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 5, 2013